SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


            Date of Report:                     November 22, 1996
            Date of earliest event reported:    November 14, 1996


                          LINCOLN NATIONAL CORPORATION
                          ----------------------------
             (exact name of registrant as specified in its charter)


        Indiana                       1-6028                    35-1140070
        -------                       ------                    ----------
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.


     200 East Berry Street, Fort Wayne, Indiana             46802-2706
     ------------------------------------------             ----------
     (Address of principal executive offices)               (Zip Code)


                                  219-455-2000
                                  ------------
                        (Registrant's telephone number)


ITEM 5.  OTHER EVENTS

     On November 14, 1996, the Lincoln National Corporation board amended the Lincoln National Corporation Shareholder Rights Plan. The action extends the term of the plan, first adopted in November 1986, for another 10 years, establishes a new exercise price for the rights and makes certain changes in activation and redemption of the rights.

     The form of the Amended and Restated Rights Agreement dated as of November 14, 1996 and the related press release are attached hereto as exhibits and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Item No.       Description

  Exhibit 4            Lincoln National Corporation Amended and
                       Restated Rights Agreement dated as of
                       November 14, 1996

  Exhibit 99 News Release of Lincoln National Corporation dated November 14, 1996.









                        Signature Page

                     LINCOLN NATIONAL CORPORATION

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      LINCOLN NATIONAL CORPORATION



                               BY:  ____________/s/________________
                                    Richard C. Vaughan
                                    Executive Vice President and
                                    Chief Financial Officer

                               BY:  ____________/s/_________________
                                    Donald L. VanWyngarden
                                    Second Vice President and
                                    Controller


Dated:  November 22, 1996